UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 11, 2006

SEALY MATTRESS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-117081-27	20-1178482
(State or other jurisdiction	(Commission File Numbers)	(IRS Employer
of incorporation)		Identification No.)

Sealy Drive One Office Parkway Trinity, North Carolina 27370

(Address of Principal Executive Offices, including Zip Code)

(336) 861-3500

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 11, 2006 Paul J. Norris was elected to serve on the Company’s Board of Directors. Mr. Norris replaces Simon E. Brown, who has resigned from the Board effective January 11, 2006 to focus on other activities. Mr. Norris has been appointed to serve on the Audit Committee of the Board.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits

99.1	Press Release dated January 17, 2006 announcing the election of Paul J. Norris to the Company’s Board of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on January 17, 2006.

SEALY MATTRESS CORPORATION

Date: January 17, 2006		/s/ KENNETH L. WALKER
	By:	Kenneth L. Walker
	Its:	SENIOR VICE PRESIDENT, GENERAL COUNSEL